UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2006

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

8310 16th Street

Sturtevant, Wisconsin 53177-0902

(Address of Principal Executive Offices, Including Zip Code)

(262) 631-4001

(Registrant’s Telephone Number, Including Area Code)

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

8310 16th Street

Sturtevant, Wisconsin 53177-0902

(Address of Principal Executive Offices, Including Zip Code)

(262) 631-4001

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2006, Johnson Polymer, LLC (“Polymer”), a Wisconsin limited liability company and a wholly owned subsidiary of JohnsonDiversey, Inc., a Delaware corporation (the “Company”), and JohnsonDiversey Holdings II B.V. (“Holdings”), a company organized under the laws of the Netherlands and an indirectly owned subsidiary of the Company, completed the sale of substantially all of the assets of Polymer, certain of the equity interests in, or assets of, certain of Polymer’s subsidiaries and all of the equity interests owned by Holdings in Johnson Polymer B.V., a company organized under the laws of the Netherlands, which assets and equity interests (collectively, the “Business”) were previously employed in the business of developing, manufacturing, and selling specialty polymers for use in the industrial print and packaging industry, industrial paint and coatings industry, and industrial plastics industry. The Company is a majority owned subsidiary of JohnsonDiversey Holdings, Inc. (“JDHI”). The transaction was governed by the terms and conditions of an Asset and Equity Interest Purchase Agreement (the “Purchase Agreement”), as amended, with BASF Aktiengesellschaft (“BASF”), a company organized under the laws of Germany. A copy of the Purchase Agreement was filed as Exhibit 99.1 to the Company’s Form 8-K report filed with the Securities and Exchange Commission on May 4, 2006.

As part of the closing of the transactions contemplated by the Purchase Agreement, Polymer, Holdings and BASF entered into a First Amendment to Asset and Equity Interest Purchase Agreement, dated June 30, 2006 (the “Amendment”). The Amendment modified and clarified certain terms of the Purchase Agreement, including, without limitation, matters related to the sale of Polymer’s Thai and Chinese subsidiaries, allocation of responsibility among the parties for certain tax obligations and filings, the estimated purchase price adjustment related to the parties’ estimate of the closing net asset value of the Business at the time of the closing and the allocation of the purchase price to the assets and equity interests sold to BASF, including the identity of the applicable BASF affiliate purchasing the assets and/or equity interests. At closing, BASF paid to Polymer and Holdings approximately $470,000,000 (U.S. Dollars) for the Business plus an additional $8,119,000 (U.S. Dollars) in connection with the parties’ estimate of the purchase price adjustments, which includes changes in Business net asset value during the transaction period. A copy of the Amendment is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

Information required by this Item 2.01 of Form 8-K is disclosed above under Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(b)	Unaudited pro forma financial information of the Company and JDHI, giving effect to the sale of the Business is attached to this report and furnished herewith.

Unaudited Pro Forma Consolidated Financial Information

The unaudited pro forma consolidated financial information gives effect to the Johnson Polymer, LLC (“Polymer”), a Wisconsin limited liability company and a wholly owned subsidiary of JohnsonDiversey, Inc. (“JDI” or the “Company”), and JohnsonDiversey Holdings II B.V. (“Holdings”), a company organized under the laws of the Netherlands and an indirectly owned subsidiary of the Company, sale of substantially all of the assets of Polymer, certain of the equity interests in, or assets of, certain of Polymer’s subsidiaries and all of the equity interests owned by Holdings in Johnson Polymer B.V., a company organized under the laws of the Netherlands, which assets and equity interests (collectively, the “Business”) were previously employed in the business of developing, manufacturing, and selling specialty polymers for use in the industrial print and packaging industry, industrial paint and coatings industry, and industrial plastics industry, as though the sale had been completed on March 31, 2006, for the unaudited pro forma consolidated balance sheets. The unaudited consolidated statements of operations for the three months ended March 31, 2006 and the fiscal year ended December 30, 2005 are presented as if the sale had been completed on January 1, 2005. The sale was to BASF Aktiengesellschaft (“BASF”), a company organized under the laws of Germany. JohnsonDiversey Holdings, Inc (“JDHI”) directly owns all of the shares of JDI, except for one share which is owned by S.C. Johnson & Son, Inc. (“SCJ”). As a result of the sale, the Polymer business has been reclassified and reported as discontinued operations.

The unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position as of March 31, 2006, or results of operations for the three months ended March 31, 2006, or the fiscal year ended December 30, 2005, that would have actually been reported had the disposition occurred at the dates indicated nor is it indicative of future financial position or results of operations. The unaudited pro forma consolidated financial information is based upon the respective historical financial statements of the Company and JDHI and should be read in conjunction with the respective historical statements incorporated by reference herein.

JOHNSONDIVERSEY, INC. and JOHNSONDIVERSEY HOLDINGS, INC.

Unaudited Pro Forma Consolidated Balance Sheets

March 31, 2006

(dollars in thousands, except share data)

	JDI	Disposition		JDI	Bridge	Disposition		JDHI
	As Reported (a)	Related		Pro Forma	Adjustments (h)	Related		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	146,519	37,694	(b) (c) (d) (f)	184,213	38	—		184,251
Accounts receivable, net	501,592	(55,533	)(b)	446,059	—	—		446,059
Accounts receivable - related parties	27,789	(570	)(b)	27,219	(303)	—		26,916
Inventories	288,071	(30,037	)(b)	258,034	—	—		258,034
Deferred income taxes	14,080	(2,697	)(b)	11,383	—	—		11,383
Other current assets	127,117	1,929	(b) (f)	129,046	—	—		129,046

Total current assets	1,105,168	(49,214)		1,055,954	(265)	—		1,055,689

Property, plant and equipment, net	455,489	(39,916	)(b)	415,573	—	—		415,573
Capitalized software, net	83,556	—		83,556	—	—		83,556
Goodwill, net	1,143,818	(2,888	)(b)	1,140,930	13,612	—		1,154,542
Other intangibles, net	319,896	(252	)(b)	319,644	—	—		319,644
Long-term receivables - related parties	66,473	—		66,473	—	—		66,473
Other assets	82,571	2,046	(b) (f)	84,617	1,607	—		86,224

Total assets	3,256,971	(90,224)		3,166,747	14,954	—		3,181,701

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term borrowings	38,228	(116	)(b)	38,112	—	—		38,112
Current portion of long-term debt	12,550	(564	)(b)	11,986	—	—		11,986
Accounts payable	329,121	(27,376	)(b)	301,745	—	—		301,745
Accounts payable - related parties	57,062	(75	)(b)	56,987	—	—		56,987
Accrued expenses	426,577	53,829	(b) (c) (f) (g)	480,406	13,946	10,981	(g)	505,333

Total current liabilities	863,538	25,698		889,236	13,946	10,981		914,163
Pension and other Post-retirement benefits	271,579	1,191	(b) (c)	272,770	—	—		272,770
Long-term borrowings	1,357,220	(420,883	)(b) (d)	936,337	319,778	—		1,256,115
Long-term payables - related parties	28,231	—		28,231	—	—		28,231
Deferred income taxes	46,655	702	(b)	47,357	—	—		47,357
Other liabilities	56,654	(460	)(b)	56,194	—	—		56,194

Total liabilities	2,623,877	(393,752)		2,230,125	333,724	10,981		2,574,830

Commitments and contingencies	—	—		—	—	—		—
Class B common stock subject to put and call options - $0.01 par value; 3,000 shares authorized; 1,960 shares issued and outstanding	—	—		—	476,473	30,000	(i)	506,473
Common stock - $1.00 par value; 200,000 shares authorized; 24,422 shares issued and outstanding	24	—		24	(24)	—		—
Class A 8% cumulative preferred stock - $100.00 par value; 1,000 shares authorized; no shares issued and outstanding	—	—		—	—	—		—
Class B 8% cumulative preferred stock - $100.00 par value; 1,000 shares authorized; no shares issued and outstanding	—	—		—	—	—		—
Class A common stock - $0.01 par value; 7,000 shares authorized 3,920 shares issued and outstanding	—	—		—	—	—		—
Capital in Excess of Par Value	742,880	—		742,880	(678,352)	(30,000	)(i)	34,528
Retained Earnings (Deficit)	(203,464)	303,588	(e) (g)	100,124	(116,867)	(10,981	)(g)	(27,724)
Accumulated other comprehensive income	94,400	(60	)(b)	94,340	—	—		94,340
Notes Receivable From Officers	(746)	—		(746)	—	—		(746)

Total stockholders’ equity	633,094	303,528		936,622	(795,243)	(40,981)		100,398

Total liabilities, class B common stock and stockholders’ equity	3,256,971	(90,224)		3,166,747	14,954	—		3,181,701

See notes to unaudited pro forma consolidated balance sheets

JOHNSONDIVERSEY, INC. and JOHNSONDIVERSEY HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statements of Operations

Three Months Ended March 31, 2006

(dollars in thousands)

	JDI	Disposition		JDI	Bridge	JDHI
	As Reported (a)	Related		Pro Forma	Adjustments (h)	Pro Forma
Net Sales:
Net product and service sales	764,730	(88,706	)(b) (k)	676,024	—	676,024
Sales agency fee income	21,285	—		21,285	—	21,285

	786,015	(88,706)		697,309	—	697,309
Cost of sales	476,947	(65,706	)(b) (k)	411,241	—	411,241

Gross profit	309,068	(23,000)		286,068	—	286,068

Selling, general and administrative expenses	321,870	(8,357	)(b) (k)	313,513	—	313,513
Research and development expenses	17,801	(3,426	)(b)	14,375	—	14,375
Restructuring expenses	42,621	—		42,621	—	42,621

Operating profit (loss)	(73,224)	(11,217)		(84,441)	—	(84,441)

Other (income) expense:
Interest expense	32,923	(7,457	)(b) (j)	25,466	10,289	35,755
Interest income	(3,484)	62	(b)	(3,422)	—	(3,422)
Other expense, net	1,410	115	(b)	1,525	—	1,525

Loss from continuing operations before income taxes and minority Interest	(104,073)	(3,937)		(108,010)	(10,289)	(118,299)
Provision for (benefit from) income taxes	7,962	(799	)(b) (l)	7,163	—	7,163

Income (loss) from continuing operations before minority interests	(112,035)	(3,138)		(115,173)	(10,289)	(125,462)
Minority interests in net (income) loss	(2)	—		(2)	—	(2)

Income (loss) from continuing operations	(112,037)	(3,138)		(115,175)	(10,289)	(125,464)

See notes to unaudited pro forma consolidated statements of operations

JOHNSONDIVERSEY, INC. and JOHNSONDIVERSEY HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statements of Operations

Fiscal Year Ended December 30, 2005

(dollars in thousands)

	JDI As Reported (n)	Disposition Related		JDI Pro Forma	Bridge Adjustments (h)	Disposition Related		JDHI Pro Forma
Net Sales:
Net product and service sales	3,216,185	(339,585	)(b) (k)	2,876,600	—	—		2,876,600
Sales agency fee income	94,105	—		94,105	—	—		94,105

	3,310,290	(339,585)		2,970,705	—	—		2,970,705
Cost of sales	1,957,720	(251,004	)(b) (k)	1,706,716	—	—		1,706,716

Gross profit	1,352,570	(88,581)		1,263,989	—	—		1,263,989
Selling, general and administrative expenses	1,146,678	(34,171	)(b) (k)	1,112,507	77	—		1,112,584
Research and development expenses	71,009	(14,476	)(b)	56,533	—	—		56,533
Restructuring expenses	17,677	—		17,677	—	—		17,677

Operating profit (loss)	117,206	(39,934)		77,272	(77)	—		77,195

Other (income) expense:
Interest expense	143,671	(22,439	)(b) (j)	121,232	38,085	—		159,317
Interest income	(8,932)	76	(b)	(8,856)	—	—		(8,856)
Other expense, net	1,025	(66	)(b)	959	—	—		959

Loss from continuing operations before income taxes and minority Interest	(18,558)	(17,505)		(36,063)	(38,162)	—		(74,225)
Provision for (benefit from) income taxes	152,096	(41,219	)(b) (m)	110,877	15,829	(12,248	)(m)	114,458

Income (loss) from continuing operations before minority interests	(170,654)	23,714		(146,940)	(53,991)	12,248		(188,683)
Minority interests in net (income) loss	57	8	(b)	65	—	—		65

Income (loss) from continuing operations	(170,597)	23,722		(146,875)	(53,991)	12,248		(188,618)

See notes to unaudited pro forma consolidated statements of operations

Notes to Unaudited Pro Forma Consolidated Financial Statements

Pro forma adjustments giving effect to the disposition of the Business are as follows:

(a)	Historical activity as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

(b)	To eliminate the Polymer and Holdings disposed assets, liabilities, and results of operations following sale to BASF.

(c)	To record estimated transaction costs paid or accrued at the time of divestiture, including an increase in pension and other post-retirement benefits associated with the curtailment of certain defined benefit plans.

(d)	To record an increase in cash and reduction of long-term borrowings associated with the proceeds from BASF. The cash proceeds are subject to post-closing adjustment based upon the closing net asset value of the Business.

(e)	To record estimated gain from disposition, net of related transaction costs.

(f)	Net upfront payments to SCJ associated with the Toll Manufacturing Agreement, including lease amendment and assignment costs, net of reimbursements from BASF.

(g)	To record income tax expense and related income tax payable consisting of (1) income tax expense associated with the gain on the Polymer divestiture, reduced by (2) income tax benefit associated with operating losses incurred in the quarter ended March 31, 2006 and (3) income tax benefit associated with the projected 2006 reduction in valuation allowance established in a prior year. Item (2) is recognized in continuing operations, whereas, items (1) and (3) are recognized in discontinued operations. Based on projections, the income tax expense and related income tax payable recognized in the quarter ended March 31, 2006 is expected to reverse in subsequent interim periods as a result of additional income tax benefit generated from continued operating losses, primarily associated with the Company’s restructuring programs.

(h)	Adjustments required to bridge from consolidated JDI Historical Statements to consolidated JDHI Historical Statements. JDHI is a holding company and its sole business interest is the ownership and control of JDI and its subsidiaries. JDHI’s only significant incremental pre-tax financial statement impacts relate to goodwill, accrued liabilities, debt and equity and additional interest expense.

(i)	To record certain obligations to Marga B.V. associated with the Polymer disposition and documented in the Amended and Restated Stockholders Agreement dated as of May 1, 2006.

(j)	To adjust for estimated interest savings resulting from debt reduction.

(k)	To adjust estimated incremental net income from BASF associated with the tolling operation and transitional services, incremental cost due to arms-length market pricing on floor care polymers purchased by its professional segment, and incremental cost due to Polymer not being allocated JDI and SCJ overhead costs.

(l)	To record the change in income tax expense from continuing operations associated with the changes in pre-tax income from continuing operations.

(m)	To record income tax benefit on pre-tax losses from continuing operations and tax credits, which can be claimed as a result of the gain on the Polymer divestiture. As disclosed in the Company’s Annual Report on Form 10-K for the year ended December 30, 2005 and as reflected in the Historical amounts, a valuation allowance was recorded against deferred tax assets related to certain foreign, federal and state loss carryforwards, foreign tax credits and other net deferred tax assets. As a result of the Polymer divestiture, assumed to have occurred on January 1, 2005, a significant amount of the increase in the valuation allowance recorded during the year ended December 30, 2005 is no longer necessary.

(n)	Historical activity as reported in the Company’s Annual Report on Form 10-K for the year ended December 30, 2005.

(d)	Exhibits:

The following Exhibit is filed herewith:

Exhibit Number	Description of Exhibit
99.1	First Amendment to Asset and Equity Interest Purchase Agreement, dated as of June 30, 2006, by and among Johnson Polymer, LLC, JohnsonDiversey Holdings II B.V. and BASF Aktiengesellschaft.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: July 7, 2006	By:	/s/ Joseph F. Smorada
	Name: Title:	Joseph F. Smorada Vice President and Chief Financial Officer

JOHNSONDIVERSEY, INC.

Date: July 7, 2006	By:	/s/ Joseph F. Smorada
	Name: Title:	Joseph F. Smorada Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	First Amendment to Asset and Equity Interest Purchase Agreement, dated as of June 30, 2006, by and among Johnson Polymer, LLC, JohnsonDiversey Holdings II B.V. and BASF Aktiengesellschaft.